UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2007
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 22, 2007, Midway Games Inc. (“Midway”) delivered a Notice of Adjustment to the registered holder of its 7.125% Convertible Senior Notes due 2026 (the “Notes”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), under the Indenture, dated as of May 30, 2006 (the “Indenture”), between Midway and the Trustee, indicating that Midway has adjusted the Conversion Rate (as defined in the Indenture) of the Notes such that, effective as of August 8, 2007, the Conversion Price (as defined in the Indenture) will be $6.60. On August 27, 2007, Midway issued a press release regarding the adjustment to the Conversion Rate. Copies of the Notice of Adjustment and press release are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference to this Item 8.01.
     As a result of the adjustment to the Conversion Rate such that the Conversion Price of the Notes will be $6.60, Midway expects to recognize a discount in the amount of $28.0 million, of which approximately $2.4 million is expected to be recognized as interest expense in 2007. This discount will be amortized and recorded as interest expense from August 8, 2007, the date of the adjustment, to May 31, 2010, the date at which the holders may first require us to redeem the Notes.
     Forward-looking Statements. This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates and projections. Where possible we have identified these forward-looking statements by words such as “will,” “expects,” “could,” “believes” and similar expressions. The forward-looking statements in this Form 8-K include, without limitation, statements about debt discounts with respect to Midway’s Notes and potential consequences. These statements are only predictions and as such are not guarantees of future actions and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Each forward-looking statement speaks only as of the date on which it is made, and Midway undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Notice of Adjustment, dated August 22, 2007.

99.2	Press Release, dated August 27, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
August 27, 2007	By:	/s/ Thomas E. Powell
Thomas E. Powell
Executive Vice President—Finance, Treasurer and Chief Financial Officer